Exhibit 99.1

Cytori Closes Rights Offering for Gross Proceeds of $17.1 Million
June 15, 2016
SAN DIEGO — (BUSINESS WIRE) Cytori Therapeutics, Inc. ("Cytori" or the "Company") (NASDAQ: CYTX) announced today the closing of its rights offering ("Rights Offering") to subscribe for units at a subscription price of $2.55 per unit.
Pursuant to the Rights Offering, Cytori sold an aggregate of 6,704,852 units consisting of a total of 6,704,852 shares of common stock and 3,352,306 warrants, with each warrant exercisable for one share of common stock at an exercise price of $3.06 per share, resulting in total gross proceeds to Cytori of $17.1 million.  The warrants issued pursuant to the Rights Offering have commenced trading on The Nasdaq Stock Market under the symbol "CYTXW" (CUSIP Number 23283K121).
Maxim Group LLC acted as dealer-manager for the Rights Offering.
If you have questions about the offering, please contact Broadridge Corporate Issuer Solutions, Inc., Cytori's information agent for the Rights Offering, by calling (855) 793-5068 (toll-free); or Maxim Group LLC, 405 Lexington Avenue, New York, NY 10174, Attention Syndicate Department, email: syndicate@maximgrp.com or telephone (212) 895-3745.
This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Cytori's registration statement on Form S-1 was declared effective by the U.S. Securities and Exchange Commission ("SEC") on May 26, 2016. The prospectus, the prospectus supplement no. 1 thereto dated May 31, 2016, the prospectus supplement no. 2 thereto dated June 6, 2016 and the prospectus supplement no. 3 thereto dated June 13, 2016, and all of Cytori's SEC filings may be found in the Investor Relations section of Cytori's website at www.ir.cytori.com.
Cautionary Note Relating to Forward-Looking Statements
This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements contained in this release, other than statements of historical fact, constitute "forward-looking statements." The words "expects," "believes," "potential," "possibly," "estimates," "may," "could" and "intends," as well as similar expressions, are intended to identify forward-looking statements. These forward-looking statements do not constitute guarantees of future performance. Investors are cautioned that statements which are not strictly historical statements, including, without limitation, statements regarding conduct and timing of our proposed rights offering, are forward looking statements. Forward looking statements are subject to risks and uncertainties that could cause our actual results and financial position to differ materially. Some of these risks include our financial condition (including cash runway, our ability to access additional capital to fund our business, and our expectation that we will continue to incur losses at least in the near-term); clinical and regulatory uncertainties (including conduct and results of our clinical trials and investigator-initiated clinical trials using our technology, and challenges in obtaining and maintaining regulatory clearances and approvals for our products); market acceptance of our technologies, including introduction of superior technologies into our anticipated markets; our ability to compete with larger, better financed competitors; dependence on third party clinical investigators, suppliers and manufacturers; our ability to commercialize and sell products; our abilities to maintain compliance with NASDAQ listing standards; our compliance with laws, rules and regulations applicable to our business; our ability to attract and retain skilled personnel; our volatile stock price, and; our ability to protect and expand our intellectual property rights, and other risks and uncertainties described under the "Risk Factors" in Cytori's Securities and Exchange Commission Filings. These forward-looking statements speak only as of the date made. We assume no obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any changes in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make in our registration statement on Form S-1 for the rights offering, as well as our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
Cytori Therapeutics, Inc.
Tiago Girao, +1 (858) 458.0900
ir@cytori.com